UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 23, 2008

CAPITALSOURCE INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-31753	35-2206895
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)
4445 Willard Avenue, 12th Floor
Chevy Chase, MD 20815
(Address of principal executive offices, zip code)
Registrant’s telephone number, including area code (301) 841-2700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On June 26, 2008, Amendment No. 5 to Credit Agreement dated as of March 14, 2006, as amended as of June 30, 2006, December 20, 2006, June 29, 2007 and December 19, 2007 (the “Amendment”) was entered into by and among CapitalSource Inc., as Initial Borrower, CapitalSource TRS Inc., CapitalSource Finance LLC, CSE Mortgage LLC, CapitalSource SF TRS Inc., CapitalSource International Inc., the banks and other financial institutions parties thereto, Wachovia Bank, National Association, as Administrative Agent, Swingline Lender, and Issuing Lender, and Bank of America, N.A., as Issuing Lender. The Amendment provides us with additional flexibility to operate our business following the consummation of the Purchase and Assumption Agreement, dated April 13, 2008 by and among CapitalSource Inc., CapitalSource TRS Inc., Fremont General Corporation, a Nevada corporation, Fremont General Credit Corporation, a California corporation, and Fremont Investment & Loan, a California industrial bank and the possible initial public offering of our healthcare net lease business. The Amendment increased pricing on borrowings, based on our current senior unsecured debt rating, by 1.875% to 3% over LIBOR or 1.5% over the applicable base rate and modified certain financial covenants, including the adjusted EBITDA to interest expense.
Item 8.01. Other Events.
     On June 23, 2008, CapitalSource Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC, as representatives of the several underwriters (the “Underwriters”), in connection with the public offering (the “Offering”) of 30,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”). Pursuant to the Underwriting Agreement, the Company granted the underwriters an option to purchase an additional 4,500,000 shares of Common Stock to the extent necessary to cover over-allotments. The underwriters have notified the Company that they will exercise the over-allotment option in full. The closing of the Offering is expected to occur on June 27, 2008. The Underwriting Agreement is filed as an exhibit to this report.
Item 9.01 Financial Statements and Exhibits
     Exhibits
     The exhibits to this Current Report on Form 8-K are listed on the exhibit index, which appears elsewhere herein and is incorporated herein by reference.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 26, 2008	/s/ Steven A. Museles

Steven A. Museles
Executive Vice President, Chief
Legal Officer and Secretary

INDEX TO EXHIBITS
     The following Exhibits are filed with this Current Report:

Exhibit
Number	Description
1.1	Underwriting Agreement, dated June 23, 2008, by and among the Company and J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC, as representatives of the several underwriters (the “Underwriting Agreement”).

5.1	Opinion of Hogan & Hartson L.L.P. regarding the legality of the securities offered

8.1	Opinion of Hogan & Hartson L.L.P. regarding certain tax matters

10.1	Credit Agreement dated as of March 14, 2006, as amended as of June 30, 2006, December 20, 2006, June 29, 2007, December 19, 2007 and June 26, 2008 by and among CapitalSource Inc., as Initial Borrower, CapitalSource TRS Inc., CapitalSource Finance LLC, CSE Mortgage LLC, CapitalSource SF TRS Inc., CapitalSource International Inc., the several banks and other financial institutions parties thereto, Wachovia Bank, National Association, as Administrative Agent, Swingline Lender, and Issuing Lender, and Bank of America, N.A., as Issuing Lender (composite version; reflects all amendments through June 26, 2008).

23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)

23.2	Consent of Hogan & Hartson L.L.P. (included in Exhibit 8.1)